SCUDDER
                                                                     INVESTMENTS

Sector Specific Funds I

Scudder Technology Fund

Supplement to the currently effective prospectuses and all currently effective supplements thereto

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A Special Meeting of Shareholders of Scudder Technology Fund is scheduled for
July 24, 2003, at which shareholders of the fund will be asked to vote for approval to (i) change the classification of the fund from a diversified company to a non-diversified company and (ii) change the concentration policy of the fund. If proposal (i) is approved by shareholders, the fund will be permitted to invest a greater proportion of its assets in the obligations of a small number of issuers. If proposal (ii) is approved by shareholders, the fund would be required to invest 25% or more of its assets in the group of industries constituting the technology sector and permit the fund to invest 25% or more of its assets in one or more industries in the technology sector.









June 18, 2003